MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     02-Mar-98
Reporting Month:  January

                   Class
                   Interest    Beginning       Interest      Interest       Principal     Total          Applied Ending
Class              Rate        Balance         Accrual       Payment        Payment       Distribution   Losses  Balance
Class A-1           6.145000%  $202,657,976.32 $1,037,777.72 $1,037,777.72  $9,259,416.80 $10,297,194.52 $0.00   $193,398,559.52
Class A-2          15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3           7.000000%   $18,414,438.56   $107,417.56   $107,417.56    $500,859.47    $608,277.03 $0.00    $17,913,579.09
Class A-4           7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5           6.145000%    $8,857,445.35    $45,357.50    $45,357.50    $244,118.35    $289,475.85 $0.00     $8,613,327.00

                               $282,429,860.23 $1,803,052.78 $1,803,052.78 $10,004,394.62 $11,807,447.40 $0.00   $272,425,465.61


Class              CUSIP     Priority     Principal Type    Interest Type
Class A-1          589962AT6 Senior       Sequential        Floater
Class A-2          589962AU3 Senior       Sequential        Floater
Class A-3          589962AV1 Senior       Sequential        Fixed
Class A-4          589962AW  Senior       Sequential        Fixed
Class A-5          589962AX7 Senior       Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     02-Mar-98
Reporting Month:  January


                                                          Interest    Interest    Principal
          Original        Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%   $1,000.00    31-Jan-98  2.38569591  2.38569591 21.28601560 $193,398,559.52 0.44459439
Class A-2  $45,500,000.00  8.17%   $1,000.00    31-Jan-98 12.50000000 12.50000000  0.00000000  $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%   $1,000.00    31-Jan-98  4.08431787  4.08431787 19.04408630  $17,913,579.09 0.68112468
Class A-4   $7,000,000.00  1.26%   $1,000.00    31-Jan-98  6.25000000  6.25000000  0.00000000   $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%   $1,000.00    31-Jan-98  3.07508475  3.07508475 16.55039660   $8,613,327.00 0.58395437

          $528,550,000.00                                                                     $272,425,465.61

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   02-Mar-98
Report Date:    January

Collateral Proceeds Account


Beginning Balance                                $0.00

Deposits                                                     Withdrawals

Interest Net of Servicing Fee            $2,293,811.73       Interest Payments              $1,803,052.78
Principal                               $10,004,394.62       Principal Payments            $10,004,394.62
Deposits From Reserve Fund                       $0.00       Surplus                          $461,246.19
Other Deposits                                   $0.00       MBIA Fee                          $29,512.76
                                                             Discount Principal Reserve             $0.00

Total Deposit                           $12,298,206.35       Total Withdrawals             $12,298,206.35

                                                             Ending Balance                         $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 7

Payment Date:         02-Mar-98
Reporting Month       January

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage   Adjustments Losses     Insured Balance  Ending Balance
Type
Pool Over Collateralization 5.15% $28,702,601.63 8.78% $27,170,728.21 $0.00       $73,994.71 $299,522,199.15  9.05% $27,096,733.50


Surplus Summary

Class                      Total Distribution
Surplus                           $461,246.19

Delinquency Statistics
                                        Current           % of
                    # of Loans          Balance      Current Balance
30+ Days                72         $10,589,401             3.54%
60+ Days                47          $4,965,121             1.66%
90+ Days                57          $9,656,644             3.22%
Foreclosure             77          $9,273,778             3.10%
REO                     39          $5,206,309             1.74%

Totals                 292         $39,691,253            13.25%


Advances on Delinquencies                                      $299,418.10
Non-Recoverable Advances on Delinquencies                            $0.00